UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 7, 2000

                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



   Delaware                      1-4996                        34-0868285
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(State or other           (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
 organization)


 One Allied Drive, Little Rock, Arkansas                            72202
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code           (501) 905-8000
                                                   -----------------------------


                                 Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

     Item 7.      Financial Statements and Exhibits

         ALLTEL Corporation (the "Company") is filing restated audited financial statements to reflect the Company's July 2, 1999 merger with Aliant Communications, Inc. and subsidiaries and the Company's September 30, 1999 merges with Liberty Cellular, Inc. and subsidiary and with its affiliate, KINI L.C. The mergers were accounted for as pooling-of-interests. The restated audited financial statement information included in this filing consists of the following:

         (a) Audited statements of income for the years ended December 31, 1998, 1997 and 1996.

         (b) Audited consolidated balance sheets as of December 31, 1998 and 1997.

         (c) Audited consolidated statements of cash flows for the years ended December 31, 1998, 1997 and 1996.

         (d) Audited audited statements of shareholders' equity for the years ended December 31, 1998, 1997 and 1996.

         (e) Notes to audited consolidated financial statements for the years ended December 31, 1998, 1997 and 1996.

         (f) Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 1998, 1997 and 1996.


         Exhibits.

         See Exhibit Index.











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






                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 ALLTEL CORPORATION
                                   ---------------------------------------------
                                                   (Registrant)


                                            By:  /s/ Jeffery R. Gardner
                                   ---------------------------------------------
                                                     Jeffery R. Gardner
                                   Senior Vice President - Finance and Treasurer
                                           (Principal Financial Officer)
                                                 January 7, 2000














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




                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                   Description of Exhibits                     Page Number
------                   -----------------------                     -----------
 23.1     Consent of Arthur Andersen LLP                                  46
 23.2     Consent of KPMG LLP
            (Financial statements of Aliant Communications, Inc.
            are not included separately in this Form 8-K)                 47
 23.3     Consent of Ernst & Young LLP
            (Financial statements of Liberty Cellular, Inc.
            are not included separately in this Form 8-K)                 48
 23.4     Consent of Sartain Fischbein & Co.
            (Financial statements of Liberty Cellular, Inc. for
            1996 are not included separately in this Form 8-K)            49

 27.1     Financial Data Schedule for the year ended
            December 31, 1998                                             50

 99.1     Restated audited consolidated financial statements of
            ALLTEL Corporation for the years ended December 31, 1998, 1997 and 1996:

              (i)   Reports of Independent Public Accountants            6-9
             (ii)   Audited consolidated statements of income
                      for the years ended December 31, 1998, 1997
                      and 1996                                            10
            (iii)   Audited consolidated balance sheets as of
                      December 31, 1998 and 1997                          11
            (iv)    Audited consolidated statements of cash flows
                      for the years ended December 31, 1998, 1997
                      and 1996                                            12
             (v)    Audited consolidated statements of shareholders'
                      equity for the years ended December 1998,
                      1997 and 1996                                       13
            (vi)    Notes to audited consolidated financial
                      statements                                       14-33
            (vii)   Management's Discussion and Analysis of
                      Financial Condition and Results of
                      Operations for the years ended
                      December 31, 1998, 1997 and 1996                 34-45









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